Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TerraForm Power, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Carlos Domenech Zornoza, President and Chief Executive Officer of the Company, and Alejandro Hernandez, Executive Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2015

By:	/s/ Carlos Domenech Zornoza
Name:	Carlos Domenech Zornoza
Title:	President and Chief Executive Officer
Date: May 7, 2015

By:	/s/ Alejandro Hernandez
Name:	Alejandro ("Alex") Hernandez
Title:	Executive Vice President and Chief Financial Officer